Employee Benefit Liabilities	12 Months Ended
Dec. 31, 2018
Employee Benefit Liabilities [Abstract]
EMPLOYEE BENEFIT LIABILITIES

NOTE 11: EMPLOYEE BENEFIT LIABILITIES

According to the effective labor laws and employment agreements in Israel, the Company is obligated to pay compensation and/or pension to employees who are dismissed and, under certain circumstances, to employees who retire.

The Company’s obligation for pension payment in Israel and the Company’s obligation for compensation payments to employees in Israel for whom the applicable obligation is pursuant to section 14 to the Severance Pay Law, are covered by fixed contributions into defined contribution plans. The amounts contributed as above are not reflected in the statements of financial position. Section 14 to the Severance Pay Law applies to all of the Company’s employees.

The amounts recognized as expenses for defined contribution plans for employees of the Company in 2018, 2017 and 2016 was $6, $11 and $17 thousand, respectively.